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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

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                                     FORM 8-K

                                  CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report:  February 4, 1997
                        (Date of earliest event reported)

                                BRIDAL EXPOS, INC.
             (Exact name of registrant as specified in its charter)

         New York                  0-18947                    11-2455638
      (State or other      (Commission File Number)       (I.R.S. Employer
      jurisdiction of                                     Identification No.)
       incorporation)


                               510 Montauk Highway
                                West Islip, 11795
              (Address of principal executive offices; zip code)

                                 (516) 669-1200
             (Registrant's telephone number, including area code)


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Item 4.           Changes in Registrant's Certifying Accountant.

(a) On February 4, 1997, Bridal Expos, Inc. (the "Registrant") received notification that the firm of Druckman and Hill, LLP., 469 Seventh Avenue, New York, New York 10018 ("Druckman and Hill"), had resigned as the Registrant's independent accountant.

(b) Neither during the audit of the Registrant's fiscal year ended April 30, 1995 and 1996, nor during any subsequent interim period have there been any disagreements with Druckman and Hill on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

(c) Druckman and Hill's reports on the financial statements for the years ended April 30, 1995 and 1996 did not contain any adverse opinion, disclaimer of opinion or qualifications of any type.

(d) The Registrant has requested that Druckman and Hill furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the statements made by the Registrant in this Item 4 and, if not, stating the respects in which they do not agree.

Item 7.   Financial Statements and Exhibits

(c)      Exhibits

         16.1     Letter from Druckman and Hill, LLP.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                Bridal Expos, Inc.



Date: March 4, 1997                             By: /s/ William F. Heaton III
      -------------                                 -------------------------
                                                    William F. Heaton III
                                                    President and Chief
                                                    Executive Officer

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                                   INDEX OF EXHIBITS

16.1     Letter from Druckman and Hill, LLP.